UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 15, 2020 (May 13, 2020)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 18, 2017, Rite Aid Corporation, a Delaware corporation (the “Company”), entered into the Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”) with Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”), and Walgreen Co., an Illinois corporation and a wholly owned subsidiary of WBA (“Buyer”). Under the Asset Purchase Agreement, Buyer purchased a total of 1,932 stores, three distribution centers and related inventory from the Company for an all-cash purchase price of $4.375 billion on a cash-free, debt-free basis (the “Asset Sale”).

As previously disclosed, the Company has been transferring ownership of Company stores, distribution centers and related assets to Buyer in a series of ongoing closings. On May 13, 2020, the Company completed the disposition of the final distribution center to Buyer, thereby completing the Asset Sale. This is in addition to (i) the “significant amount” of the Company’s assets disposed of as of January 18, 2018, as set forth in Item 2.01 of the Company’s Current Report on Form 8-K, filed with U.S. Securities and Exchange Commission (“SEC”) on January 22, 2018, (ii) the “significant amount” of the Company’s assets disposed of as of February 8, 2018, as set forth in Item 2.01 of the Company’s Current Report on Form 8-K, filed with the SEC on February 8, 2018, and (iii) the “significant amount” of the Company’s assets disposed of as of March 2, 2018, as set forth in Item 2.01 of the Company’s Current Report on Form 8-K, filed with the SEC on March 5, 2018.

The Company used the net cash proceeds it received from Buyer in connection with the Asset Sale to reduce its outstanding indebtedness and for other permitted purposes under its outstanding debt agreements. The Company does not have any material relationship with WBA or its subsidiaries, including Buyer, out of the ordinary course of business other than in respect of the transactions contemplated by the Asset Purchase Agreement, including a transition services agreement.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2017, and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Asset Purchase Agreement, dated September 18, 2017, among Rite Aid Corporation, Walgreens Boots Alliance, Inc. and Walgreen Co. (incorporated by reference to Exhibit 2.1 of Rite Aid Corporation’s Current Report on Form 8-K, filed with the SEC on September 19, 2017)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: May 15, 2020	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Executive Vice President, General Counsel & Secretary